UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

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Nevada	333-25526	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 N. Rocky Point Drive, Suite 420

Tampa, FL 33607

(Address of Principal Executive Offices) (Zip Code)

(701) 353-5425

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2024, Upexi, Inc. (the “Company”) (NASDAQ: UPXI) held its 2024 Annual Meeting of stockholders. The following matters were considered:

1. Election of Directors

Stockholders elected all of the Company’s nominees for director for one-year terms expiring at the next annual meeting of stockholders. The voting results were as follows:

		For	Against	Withheld	Broker Non-Vote
(1)	Mr.AllanMarshall	11,377,513	-	74,642	5,057,146
(2)	Mr.AndrewNorstrud	11,273,640	-	178,515	5,057,146
(3)	Mr.GeneSalkind	11,137,463	-	314,692	5,057,146
(4)	Mr.ThomasWilliams	10,695,034	-	757,121	5,057,146
(5)	Mr.LawrenceDugan	11,145,221	-	306,934	5,057,146

2. Ratify B F Borders CPA PC as Independent Reg. Public Acct

Stockholders declined to approve and ratify the appointment of B F Borges CPA PC to serve as the Company’s independent registered public accounting firm for the fiscal year 2024. The voting results were as follows:

For	Against	Withheld
7,842,182	8,519,276	147,843

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPEXI, INC.

Date: June 11, 2024	By:	/s/ Andrew Norstrud
Andrew Norstrud
Chief Financial Officer

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